                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 MONETTA TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                             [Monetta Letterhead]




                                                               December __, 1996



Dear Shareholder:

              SPECIAL MEETING OF SHAREHOLDERS -- JANUARY 28, 1997

     Enclosed is the proxy statement and proxy card for a special meeting of the shareholders of Monetta Mid-Cap Equity Fund, Monetta Large-Cap Equity Fund, Monetta Balanced Fund, Monetta Intermediate Bond Fund and Monetta Government Money Market Fund (collectively the "Funds"), each a series of Monetta Trust (the "Trust") which has been called for January 28, 1997. Your vote is important and must be counted, no matter how many or how few shares you own.

     The board of trustees of the Trust is asking shareholders to approve a Service and Distribution Plan pursuant to SEC rule 12b-1 which will allow the Funds to compensate broker-dealers, third party record-keepers and others for services they provide to holders of shares of the Funds and in connection with the distribution of Funds' shares. Shareholders are also being asked to approve a new investment advisory agreement with Monetta Financial Services Inc., the Trust's investment adviser, which will reduce the amount of compensation paid to the investment advisor by the maximum amount of payments under the Service and Distribution Plan. In other proposals, shareholders are being asked to consider the election of trustees and to ratify the selection of the Trust's independent public accountants.

     THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS SET FORTH IN THE NOTICE OF A SPECIAL MEETING OF THE SHAREHOLDERS.

        YOUR VOTE IS IMPORTANT - PLEASE RETURN THE PROXY CARD PROMPTLY

     Your vote is extremely important and I urge you to complete and return promptly the proxy card in the enclosed envelope. If you have any questions, please call 1-800-666-3882.


                                       Sincerely,



                                       Robert S. Bacarella
                                       President

                                 MONETTA TRUST

                          MONETTA MID-CAP EQUITY FUND
                         MONETTA LARGE-CAP EQUITY FUND
                             MONETTA BALANCED FUND
                        MONETTA INTERMEDIATE BOND FUND
                     MONETTA GOVERNMENT MONEY MARKET FUND
                       ________________________________

                    1776-A South Naperville Road, Suite 207
                           Wheaton, Illinois  60187

                      1-800-MONETTA     (1-800-666-3882)

                       ________________________________


                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                                 TO BE HELD ON

                               JANUARY 28, 1997


To the shareholders:

     A special meeting of the shareholders of Monetta Mid-Cap Equity Fund, Monetta Large-Cap Equity Fund, Monetta Balanced Fund, Monetta Intermediate Bond Fund and Monetta Government Money Market Fund (each a "Fund" and collectively the "Funds"), each a series of Monetta Trust (the "Trust"), will be held at Wheaton Park District Community Center, 1777 South Blanchard, Wheaton, Illinois, on Tuesday, January 28, 1997 at 9:00 a.m., Central time.

     The shareholder meeting has been called for the following purposes:

     1. To elect seven (7) trustees to the board of trustees of the Trust (PROPOSAL 1);

     2. To approve or disapprove a proposed Service and Distribution Plan for each Fund adopted pursuant to Rule 12b-1 (PROPOSAL 2);

     3. To approve or disapprove a proposed reduction in each Fund's investment advisory fee contained in a new investment advisory agreement between the Trust, on behalf of each Fund, and Monetta Financial Services, Inc., each Fund's investment advisor (PROPOSAL 3);

     4. To ratify or reject the selection of KPMG Peat Marwick LLP as the Trust's independent public accountants (PROPOSAL 4); and

     5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     You are entitled to vote at the meeting and any adjournment thereof if you owned shares in the Funds at the close of business on December 2, 1996. Please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

                                       By order of the board of trustees,



                                       Robert S. Bacarella
                                       President
Wheaton, Illinois
December __, 1996

                                 MONETTA TRUST

                          MONETTA MID-CAP EQUITY FUND
                         MONETTA LARGE-CAP EQUITY FUND
                             MONETTA BALANCED FUND
                        MONETTA INTERMEDIATE BOND FUND
                     MONETTA GOVERNMENT MONEY MARKET FUND


                                PROXY STATEMENT


                              GENERAL INFORMATION


WHAT IS HAPPENING?

     The board of trustees has determined that it is in the best interest of the Trust and its shareholders to adopt a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan the Trust will be able to compensate certain financial intermediaries to distribute shares of the Funds and provide support services to existing shareholders, and to pay for other distribution-related expenses. The Plan sets a cap on the amount of assets of each Fund that can be spent pursuant to the Plan.

     The board has also determined that as a consequence of adopting the Plan the services provided and expenses assumed by Monetta Financial Services, Inc. ("MFSI"), each Fund's investment adviser, will be reduced. The board has therefore also proposed a new Investment Advisory Agreement between the Trust and MFSI to reduce the amount of compensation paid to MFSI by the amount of compensation which will be paid under the proposed Plan.

WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

     The 1940 Act requires approval by the board of trustees and shareholders of a mutual fund of both the proposed Rule 12b-1 Plan as well as the new Investment Advisory Agreement which will lower the investment advisory fee.

WHO IS ASKING FOR MY VOTE?

     The board of trustees of Monetta Trust (the "Trust") is soliciting proxies from the shareholders of the Trust for use at a meeting of shareholders of the Trust (the "Meeting") to be held on Tuesday, January 28, 1997 and at any adjournment of that meeting, for the purposes set forth in the accompanying Notice of Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about December __, 1996.

HOW WILL THIS AFFECT ME?

     There should be no immediate effect on you. The amounts paid under the Plan will be offset by the reduction in the management fee, so the overall expenses of the Funds will not be changed. The board of trustees believes that adoption of the Plan will make it more attractive for shares of the Funds to be sold through broker-dealers and other intermediaries that are playing an increasingly important role in the distribution of shares of mutual funds. Increased assets in the Funds, if it occurs, would tend to result in somewhat lower expense ratios.

WHO IS ELIGIBLE TO VOTE?

     Shareholders of record (the "Shareholders") at the close of business on December 2, 1996 are entitled to participate in the meeting and to cast one vote for each share held. The Trust currently issues shares in five series:
Monetta Mid-Cap Equity Fund ("Mid-Cap Fund"), Monetta Large-Cap Equity Fund ("Large-Cap Fund"), Monetta Balanced Fund ("Balanced Fund"), Monetta Intermediate Bond Fund ("Bond Fund") and Monetta Government Money Market Fund ("Money Market Fund") (Each a "Fund" and collectively the "Funds"). As of December 2, 1996 the Funds had the following numbers of shares outstanding:

                   Fund              Number of Shares
                   ----              ----------------

               Mid-Cap Fund             _________
               Large-Cap Fund           _________
               Balanced Fund            _________
               Bond Fund                _________
               Money Market Fund        _________

     If the accompanying proxy card is executed properly and returned, your shares of each Fund will be voted at the meeting in accordance with the instructions on the proxy card. If no instructions are specified, the shares will be voted in favor of the seven nominees for trustee named herein and for the approval of the remaining proposals as listed in the accompanying Notice of a Special Meeting of Shareholders. You may revoke a proxy at any time prior to the time it is voted by writing to the Secretary of the Trust, by delivery of a later-dated proxy or by attending and voting at the meeting.

HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

     Vote "FOR" the proposals. After careful consideration, the trustees, including all of the trustees who are not affiliated with MFSI, unanimously recommend that you vote "FOR" the new Service and Distribution Plan and the new investment advisory agreement.

WHO IS PAYING THE COST OF THE PROXY SOLICITATION AND SHAREHOLDER MEETING?

     MFSI will pay all costs of the shareholder meeting and the proxy solicitation.

WHAT IF I HAVE OTHER QUESTIONS?

     We will be happy to answer your questions about the Proposals and this proxy solicitation. Please call us at 1-800-666-3882.

DOES THIS AFFECT MONETTA FUND, INC.?

     This proxy statement is being sent to you by Monetta Trust. The changes described here, including the new investment advisory agreement and the proposed 12b-1 Plan, apply only to Monetta Trust. Monetta Fund, Inc. is not affected by these changes.

     THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS OF THE TRUST ARE AVAILABLE, WITHOUT CHARGE, BY WRITING TO MONETTA TRUST AT 1776-A SOUTH NAPERVILLE ROAD, SUITE 207, WHEATON, ILLINOIS 60187, OR BY CALLING 1-800-666-3882.

                      * * * YOUR VOTE IS IMPORTANT * * *
                 PLEASE SIGN AND MAIL THE ENCLOSED PROXY CARD
              PROMPTLY IN ORDER TO BE REPRESENTED AT THE MEETING

                                  PROPOSAL 1

                             ELECTION OF TRUSTEES

WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON THIS PROPOSAL?

     The Agreement and Declaration of Trust and the Investment Company Act of 1940, as amended, (the "1940 Act") require that at least two-thirds of the board of trustees holding office shall have been elected by the shareholders. At present more than two-thirds of the board were elected by shareholder vote, but to avoid the necessity and expense of calling a future meeting of the shareholders to elect trustees at a time when this requirement is not met, the Shareholders are being asked to elect those individuals who have been nominated for the office of trustee.

HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

     VOTE "FOR" THE ELECTION OF THE NOMINATED TRUSTEES. The board of trustees, including all of the trustees who are not interested persons as defined by the 1940 Act, have nominated the trustees discussed below and recommend them to the Shareholders of the Trust for their approval.

WHAT INFORMATION SHOULD I KNOW ABOUT THE NOMINATED TRUSTEES?

     At the Meeting, Shareholders will be asked to elect seven (7) trustees. Each of the nominees listed below has consented to serve as a trustee of the Trust if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each of the nominees has been a trustee since the Trust's inception in March, 1993, except Mr. Bakos who became a trustee in November 1996 and Mr. Pisterzi who will become a trustee upon the approval of a plurality of the shareholders of the Trust.

     Set forth below is a list of the nominees together with certain other information.


                                     POSITIONS HELD      PRINCIPAL OCCUPATIONS
NAME                         AGE       WITH TRUST        AND OTHER AFFILIATIONS
----                         ---       ----------        ----------------------
Robert S. Bacarella*         47      Trustee and        Chairman, Chief
                                     President          Executive Officer and
                                                        Director, MFSI, since
                                                        October 1, 1996;
                                                        President and Director,
                                                        MFSI, 1984 to September
                                                        1996; Secretary,
                                                        Treasurer and Director,
                                                        Monetta Brokerage,
                                                        Inc., since 1987;
                                                        President and Director,
                                                        Monetta Fund, Inc.,
                                                        (registered investment
                                                        company) since 1985;
                                                        President and Director,
                                                        Monetta Trust
                                                        (registered investment
                                                        company) since 1993.


John W. Bakos*               49      Trustee            Division Placement
                                                        Manager, Sears, Roebuck
                                                        & Co., since 1969;
                                                        Director and Vice
                                                        President, MFSI,
                                                        1984-1991.

John L. Guy, Jr.             44      Trustee            President, Heller First
                                                        Capital Corporation,
                                                        since May 1995; Senior
                                                        Vice President and
                                                        Treasurer, Heller
                                                        Financial Inc., (August
                                                        1992-May 1995); Senior
                                                        Vice President,
                                                        Director Internal Audit
                                                        (November 1989-August
                                                        1992).

                                     POSITIONS HELD     PRINCIPAL OCCUPATIONS
NAME                         AGE       WITH TRUST        AND OTHER AFFILIATIONS
----                         ---     --------------     -----------------------

Mark F. Ogan                 54      Trustee            President, DuPage
                                                        Capital Management,
                                                        Ltd., since April 1995;
                                                        President and Secretary,
                                                        Salida Corp. (formerly
                                                        Pollenex Corp.),
                                                        February 1993 to April
                                                        1995; Vice President,
                                                        Sunbeam-Oster Corp. May
                                                        1992 to December 1992;
                                                        President, Sunbeam-Oster
                                                        Household Products
                                                        Group, May 1991 to May
                                                        1992; Vice President,
                                                        Business Development and
                                                        Corporate Strategy,
                                                        Sunbeam-Oster Co.,
                                                        October 1990 - May 1991.

Albert A. Pisterzi           56      Vice President     President and Director,
                                                        MFSI, since October 1,
                                                        1996; Vice President,
                                                        MFSI, January 1995 to
                                                        September 1996; prior
                                                        thereto, Director of
                                                        Marketing, Harris
                                                        Associates L.P.
                                                        September 1988 to
                                                        January 1995.

Richard D. Russo             44      Trustee            Attorney at law-Richard
                                                        Russo & Associates,
                                                        President of Associated
                                                        Legal Services
                                                        Chartered, a
                                                        Professional
                                                        Corporation, 1985 to
                                                        Present.

William M. Valiant*          71      Trustee            Retired; Director, MFSI,
                                                        since February, 1991;
                                                        Director, MBI, since
                                                        1988; Vice President and
                                                        Treasurer, Borg-Warner
                                                        Corporation, until July
                                                        1990.

     * Messrs. Bacarella, Bakos and Valiant are "interested persons" of the Trust, as defined in the 1940 Act, as officers of the Trust and as officers and directors (and, in the case of Messrs. Bacarella and Bakos, as shareholders) of MFSI.

     During 1995 the Trust held four (4) regular meetings and one (1) special meeting of the board of trustees as well as one meeting of the audit committee. Each trustee attended at least 75% of the meetings of the board during 1995, including meetings of committees of which that trustee was a member; except for Mr. Valiant who attended two meetings of the board and Mr. Guy who attended three meetings of the board and the meeting of the audit committee.

     Robert S. Bacarella and Richard D. Russo serve as members of the Executive Committee of the board of trustees of the Trust. The Executive Committee is authorized to exercise all of the powers of the board during intervals between board meetings. The Executive Committee held monthly meetings during 1995.

     Shares owned by the trustees at October 31, 1996 were as follows:

                           MID-CAP FUND      LARGE-CAP FUND      BALANCED FUND        BOND FUND      MONEY MARKET FUND
                         -----------------  -----------------  -----------------  -----------------  ------------------
                         NUMBER    % OF     NUMBER    % OF     NUMBER    % OF     NUMBER    % OF     NUMBER     % OF
                           OF      OUT-       OF      OUT-       OF      OUT-       OF      OUT-       OF       OUT-
       TRUSTEE           SHARES  STANDING   SHARES  STANDING   SHARES  STANDING   SHARES  STANDING   SHARES   STANDING

Robert S. Bacarella (1)  35,828   3.02%    12,442   9.40%     33,720  27.60%     75,891  29.34%   1,475,717  22.13%
John W. Bakos                35   *             0   0.00%          0   0.00%          0   0.00%           0   0.00%
John L. Guy, Jr.            183   *             0   0.00%          0   0.00%          0   0.00%           0   0.00%
Mark F. Ogan              1,695   *             0   0.00%          0   0.00%          0   0.00%           0   0.00%
Albert A. Pisterzi            0   0.00%         0   0.00%          0   0.00%          0   0.00%           0   0.00%
Richard D. Russo          2,146   *             0   0.00%          0   0.00%          0   0.00%           0   0.00%
William M. Valiant        8,949   *             0   0.00%          0   0.00%          o   0.00%           0   0.00%

     Note 1 The share ownership for Mr. Bacarella includes the following shares owned by MFSI over which Mr. Bacarella exercises voting control:
             7,347 shares of Mid-Cap Fund; 10,004 shares of Large-Cap Fund; 28,805 shares of Balanced Fund; 72,474 shares of Intermediate
             Bond Fund; and 1,306,475 shares of Government Money Market Fund. The share ownership for Mr. Bacarella also includes the following shares held in a 401k Plan for the employees of MFSI for which Mr. Bacarella is the Trustee of the plan and therefore has voting control: 21,332 shares of Mid-Cap Fund; 1,349 shares of Large-Cap Fund; 1,225 shares of Balanced Fund; 3,417 shares of Intermediate Bond Fund; and 22,982 shares of Government Money Market Fund.

          *  Less than 1% of the outstanding shares.

     The following table sets forth compensation paid to the trustees of the Trust by the Trust and the Fund Complex to which the Trust belongs, during 1995.

                                 COMPENSATION RECEIVED      TOTAL COMPENSATION RECEIVED
     NAME OF TRUSTEE                FROM THE TRUST      FROM THE MONETTA FAMILY OF FUNDS (2)
     ---------------             ---------------------  ------------------------------------

     Robert S. Bacarella (1)             $  0                          $   0
     John W. Bakos(1)                       0                              0
     John L. Guy, Jr.                     100                            100
     Mark F. Ogan                         400                           2400
     Richard Russo                        300                            300
     William Valiant                      200                            200

     (1) Trustees who are employees of MFSI receive no compensation from the Trust.

     (2) The Monetta Family of Funds consists of the Trust and Monetta Fund, Inc. Neither Monetta Fund nor the Trust offers any retirement or deferred compensation plan to Board Members.

WHAT IS THE REQUIRED VOTE?

     A Plurality of the shares of the Trust present at the meeting in person or by proxy, provided a quorum is present, is required to elect directors.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE SEVEN TRUSTEES NOMINATED FOR ELECTION TO THE TRUST'S BOARD.

                                   PROPOSAL 2

                         SERVICE AND DISTRIBUTION PLAN

WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON THIS PROPOSAL?

     The board of trustees has determined that it is in the best interest of the Trust and its shareholders to adopt a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Trust will be able to compensate certain financial intermediaries to distribute shares of the Funds and provide support services to existing shareholders. Rule 12b-1 requires that any plan which is adopted for a Fund, pursuant to Rule 12b-1, be approved by a majority of the outstanding shareholders of that Fund.

HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

     VOTE "FOR" THE SERVICE AND DISTRIBUTION PLAN. The board of trustees, including all of the trustees who are not interested persons as defined by the 1940 Act, have approved the Service and Distribution Plan and recommends it to the Shareholders of the Funds for their approval. For information about the board's deliberations and reasons for its recommendations, please see "What factors did the board of trustees consider in approving the Service and Distribution Plan?" near the end of this proposal 2.

WHAT ARE THE TERMS OF THE SERVICE AND DISTRIBUTION PLAN?

     At the Meeting, Shareholders of each Fund will be asked to approve the Service and Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act for each Fund. At a meeting of the board held on November 7, 1996, the trustees, including all trustees who are not "interested persons" of the Trust, unanimously approved and voted to recommend that the Shareholders of each Fund adopt the Plan. A copy of the Plan is attached to this proxy statement as Exhibit A.

     The Plan provides that the Trust, on behalf of each Fund, will be able to compensate certain service organizations and distributors with which the Trust has entered into agreements, for services to Fund shareholders up to the following rates:

     (i) for Money Market Fund, 0.10% of the average daily net asset value of Money Market Fund; and

     (ii) for each Fund other than Money Market Fund, 0.25% of the average daily net asset value.

In addition to the Service Fees described above, a Fund may pay pursuant to the Plan certain other expenses related to the distribution of its shares, including, but not limited to: advertising, direct mail and promotional expenses; the fees and expenses of the Fund's distributor; compensation to and expenses, including overhead and telephone and other communication expenses, of a distributor, service organization and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts, fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders, the costs of preparing, printing and distributing sales literature and advertising materials; and the costs of registration or notification under state securities laws; provided that the aggregate amounts paid by a Fund pursuant to the Plan may not exceed 0.25% of the average net assets of a Fund annually, or 0.10% of average net assets in the case of Government Money Market Fund.

     Service and Distribution-related expenses in excess of these overall limits may be paid by the Funds' investment adviser or distributor from their own resources.

     Because of the proposed reduction in management fees, implementation of the Plan is expected to have no effect on a Fund's overall expenses. See Proposal 3 "What are the terms of the New Advisory Agreement? - Summary."

     If approved by Shareholders, the Plan will be effective February 1, 1997. The Plan will continue in effect after the first anniversary of its effective date only so long as such continuance is approved at least annually by vote of a majority of the board, including a majority of trustees who are not "interested persons" of the Trust or a distributor or service provider with whom the Trust does business, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated without penalty by vote of a majority of trustees who are not interested persons or a majority of the outstanding shares of a Fund.

WHAT FACTORS DID THE BOARD OF TRUSTEES CONSIDER IN APPROVING THE SERVICE AND DISTRIBUTION PLAN?

     The trustees have determined that there is a reasonable likelihood that the adoption of the Plan for a Fund will benefit that Fund and its Shareholders. In reaching that conclusion, the trustees considered a number of factors. The trustees obtained information from MFSI, were advised by counsel, and met with representatives of MFSI regarding the proposed plan and available alternatives.

     In considering the proposed Plan, the trustees took into account that certain services furnished by MFSI under the present Investment Advisory Agreement would be performed by various service organizations, which would be compensated by the Funds pursuant to the Plan. The board considered the extent to which the Plan would provide incentives for broker-dealers and other financial intermediaries and their representatives to provide personal and/or account maintenance services to the shareholders of each Fund, and they concluded that there is a reasonable likelihood that the Plan will encourage the provision of such personal services to the shareholders of the Funds.

     The trustees considered the apparent intensifying competition among financial intermediaries, the emerging significance of mutual fund "supermarkets" and the enhanced levels of shareholder and investor services furnished by certain of such intermediaries and "supermarkets." They considered the extent to which "service fees" and "12b-1 fees" are prevalent in the industry and important sources of compensation for such financial intermediaries, supermarkets and their representatives. In this regard, the trustees considered the likelihood that the shareholders of the Funds would be disadvantaged and not receive the same degree of personal and/or account maintenance services from such financial representatives if the Trust and MFSI do not provide reasonably competitive compensation for such services. The trustees also considered whether the adoption of the Plan would facilitate access by the Funds and the shareholders to these intermediaries and "supermarkets." The trustees determined that there is a reasonable likelihood that the adoption of the Plan will facilitate access to, and the furnishing of, levels of personal and/or account maintenance services which are competitive with those furnished to shareholders of other funds offered through such intermediaries, supermarkets and their representatives.

     The trustees considered the possible effects on the asset base and growth of the Funds and the consequences to shareholders if financial intermediaries and their representatives are not furnished with reasonable compensation for furnishing personal or account maintenance services to the shareholders. The Trustees determined that there is a significant likelihood that without a reasonable services compensation plan the assets of the Funds would not experience reasonable growth or would actually shrink with the result that expense ratios would not decrease as much as, or would increase more than, would otherwise be the case.

     The trustees also considered the availability of reasonable alternatives to the Plan and the relative collateral benefits to MFSI, as investment adviser of the Funds. The trustees recognized that the maintenance or growth of the asset base of each Fund would benefit MFSI by preserving or increasing the assets upon which MFSI's advisory fees are based, but the trustees concluded that such benefits to MFSI are not disproportionate to the benefits to the Funds and their shareholders.

     The trustees compared the maximum amounts payable under the Plan with other similar mutual funds and concluded that the maximum payments under the Plan are comparable to fees payable by other similarly distributed funds. The trustees noted that the proposed reduction in the rates of fees provided for in the New Advisory Agreement (see proposal 3) equaled the maximum amount of annual payments provided for in the proposed Plan. The trustees concluded that the adoption of the Plan should have little or no effect on the total annual expenses payable by each Fund.

     After consideration of the factors stated above, the board concluded that
(i) the Plan will encourage the provision of personal services to the shareholders of each Fund; (ii) the adoption of the Plan will facilitate access to, and the furnishing of, levels of personal and/or account maintenance services which are competitive with those furnished to shareholders of other funds offered through financial intermediaries, mutual fund supermarkets and their representatives; (iii) without a reasonable services compensation plan, the assets of the Funds would not experience reasonable growth or would actually shrink with the result that expense ratios would not decrease as much as, or would increase more than, would otherwise be the case; (iv) the benefits to MFSI are not disproportionate to the benefits to the Funds and their shareholders; and (v) there is a reasonable likelihood that the adoption of the Plan by a Fund will benefit that Fund and its shareholders.

WHAT IS THE REQUIRED VOTE?

     The favorable vote of a majority of the outstanding voting securities of a Fund, as defined in the 1940 Act, is required to approve the proposed Plan for that Fund. As defined in the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (a) 67% of a Fund's shares present at a meeting of shareholders if the owners of more than 50% of the shares of that Fund then outstanding are present in person or by proxy or (b) more than 50% of that Fund's outstanding shares.

     For information on what happens if the Plan is not approved by the shareholders of a fund, see "PROPOSAL 3 - INVESTMENT ADVISORY AGREEMENT - What is the required vote and what happens if the Service and Distribution Plan or the New Advisory Agreement is not approved?"

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR APPROVAL OF THE SERVICE AND DISTRIBUTION PLAN FOR EACH FUND.

                                   PROPOSAL 3

                         INVESTMENT ADVISORY AGREEMENT

WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON THIS PROPOSAL?

     MFSI is the investment adviser and manager of the Funds pursuant to an Investment Advisory Agreement (the "Old Advisory Agreement") with the Trust, on behalf of each Fund, dated January 19, 1993. The board of trustees has approved a new advisory agreement (the "New Advisory Agreement") that would reduce the management fees paid to MFSI to offset the additional expense that each Fund will incur if the Service and Distribution Plan is approved. A copy of the proposed New Advisory Agreement is attached to this Proxy statement as Exhibit
B. The 1940 Act requires that the New Advisory Agreement be approved by the holders of a majority of each Fund's outstanding voting securities.

HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

     VOTE "FOR" THE NEW ADVISORY AGREEMENT. The board of trustees, including all of the trustees who are not interested persons as defined by the 1940 Act, have approved the New Advisory Agreement and recommends it to the Shareholders of each Fund for their approval. For information about the board's deliberations and reasons for its recommendations, please see "What factors did the board of trustees consider in approving the New Advisory Agreements?" near the end of this proposal 3.

WHAT ARE THE TERMS OF THE NEW ADVISORY AGREEMENT?

SUMMARY
-------

     The New Advisory Agreement is different from the Old Advisory Agreement in two ways:

     1. Under the New Advisory Agreement, each Fund would pay the fees and amounts payable under the Service and Distribution Plan.

     2. To offset the amounts payable under the Service and Distribution Plan, the management fees payable by each Fund under the New Advisory Agreement are lower than the fees payable under the Old Advisory Agreement, by the same amount as the maximum amount payable under the Plan.

     There would be no net change in the Funds' expenses as the result of adoption of the Plan and approval of the New Advisory Agreement. Shown below is a comparison of each Fund's annual operating expenses (shown as a percentage of average net assets), under the Old Advisory Agreement and under the New Advisory Agreement and Service and Distribution Plan:


                                                                                                                 GOVERNMENT
                                               LARGE-CAP                             INTERMEDIATE               MONEY MARKET
                             MID-CAP FUND        FUND           BALANCED FUND          BOND FUND                    FUND
                          ----------------------------------------------------------------------------------------------------------

                             Old     New      Old      New      Old     New        Old          New           Old             New
                            ------  ------  -------  -------  -------  ------  -----------  -----------  --------------  -----------

                          ----------------------------------------------------------------------------------------------------------

MANAGEMENT FEES (a)          1.00%    .75%    1.00%     .75%     .65%    .40%         .60%         .35%            .35%        .25%

12B-1 FEES                    .00     .25      .00      .25      .00     .25          .00          .25             .00         .10

OTHER EXPENSES (b)            .22     .22      .46      .46      .78     .78          .23          .23             .32         .32
                             ----    ----     ----     ----     ----    ----         ----         ----            ----        ----

TOTAL OPERATING EXPENSES     1.22%   1.22%    1.46%    1.46%    1.43%   1.43%         .83%         .83%            .67%        .67%


(a) The Advisor pays all of the ordinary operating expenses of each Fund, except the fees and expenses of a Fund's transfer agent and custodian, and of the non-interested board members, and, under the New Advisory Agreement, expenses under the Plan. Ordinary operating expenses do not include taxes or interest, if any, or costs relating to purchases and sales of portfolio securities, including brokerage commissions.

(b) During the six months ended June 30, 1996, MFSI voluntarily waived part or all of its management fee for both the Intermediate Bond Fund and Government Money Market Funds. Additionally, MFSI absorbed some of the custodial fees for the Government Money Market Fund. As of the date of this Proxy Statement, the waiver of management fees for the Government Money Market Fund continues in effect, subject to review and possible termination by MFSI at the beginning of each quarter. After allowing for the waiver of fees, the Intermediate Bond Fund and the Government Money Market Fund had actual annualized Total Operating Expenses of .53% and .32%, respectively.

The information in the table under the caption "Old" is for the six months ended June 30, 1996 and has been annualized.

DETAILED EXPLANATION
--------------------

     Under the New Advisory Agreement MFSI will continue to furnish investment supervision to each Fund and will be responsible for overall management of each Fund's business affairs; MFSI will also furnish office space, facilities, equipment and personnel to the Funds. Each Fund's responsibility for the cost of its custodian and transfer agent remains unchanged. Each Fund will also continue to pay the fees of MFSI pursuant to the New Advisory Agreement and the fees of trustees not affiliated with MFSI. In addition, under the New Advisory Agreement, each Fund will pay all expenses pursuant to the Service and Distribution Plan discussed above.

     The New Advisory Agreement reduces the fees MFSI receives for its services, to offset the Service and Distribution Plan costs that will be borne by the Funds. Under the New Advisory Agreement, MFSI shall receive from each Fund a monthly fee based on the Fund's average daily net assets. The rates of fee under the New Advisory Agreement and the Old Advisory Agreement are shown in the table above.

     The Funds paid aggregate management fees in 1995 and the six months ended June 30, 1996 as shown in the table below. Also shown below are the aggregate amounts those fees would have been if the New Advisory Agreement had been in place throughout the periods indicated. However, the decrease in the advisory fee shown below would be offset by amounts payable under the Service and Distribution Plan, so that there will be no overall reduction, or increase, in expenses.

                                          OLD AGREEMENT                  NEW AGREEMENT
                                    -------------------------      -------------------------
                                                 SIX MONTHS                      SIX MONTHS
                                      1995      ENDED 6/30/96        1995      ENDED 6/30/96
                                    --------    -------------      --------    -------------
MID-CAP FUND                        $134,677       $77,523         $101,008       $58,142

LARGE CAP FUND                         2,844(a)      6,184            2,133         4,638

BALANCED FUND                            570(a)      1,574              351           969

INTERMEDIATE BOND FUND                19,834        11,138           11,583         6,505

GOVERNMENT MONEY MARKET FUND          12,563         9,239           11,306         8,315


(a)  for the period beginning 9/1/95.

     The New Advisory Agreement is for an initial term beginning February 1, 1997 and expiring January 31, 1999. The New Advisory Agreement will continue from year to year after the expiration of its initial term only so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval. The board of trustees approved the New Advisory Agreement on [November 7, 1996]. The New Advisory Agreement may be terminated as to a Fund at any time, without penalty, by either the Trust, a vote of a majority of the outstanding shares of that Fund or MFSI upon sixty days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     Under both the Old and New Agreements, MFSI shall not be liable for any loss suffered by the Trust or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of MFSI in the performance of its duties or by reason of reckless disregard by MFSI of its obligations and duties under the agreement.

     The Old Advisory Agreement for each of Mid-Cap Fund, Intermediate Bond Fund and Government Money Market Fund was approved by shareholders of those Funds on January 19, 1993 and on November 2, 1995 by the board of trustees of the Trust. The Old Advisory Agreement for each of

Large Cap Fund and Balance Fund was last approved by Shareholders of those Funds on June 13, 1995 for an initial term of two years.

WHAT FACTORS DID THE BOARD OF TRUSTEES CONSIDER IN APPROVING THE NEW ADVISORY AGREEMENTS?

     The decision to propose the New Advisory Agreement was driven by the decision to propose adoption of the Service and Distribution Plan. As discussed above, the board determined that adoption of the Plan was reasonably likely to benefit a Fund and its shareholders by encouraging the provision of services to Fund shareholders and providing incentives for sales of Fund shares through financial intermediaries. The board considered that, under the Old Advisory Agreement, all expenses of shareholder servicing were paid by MFSI in return for its comprehensive fee and that MFSI had borne any expenses relating to distribution of Fund shares from its own resources. The board and MFSI agreed that MFSI should not be compensated for services provided by others and paid for by the Funds. Therefore, MFSI proposed, and the board agreed, that MFSI's compensation should be reduced by the maximum amount that the Fund may pay under the Service and Distribution Plan.

     On November 7, 1996 the board of trustees including all of the trustees who are not affiliated with MFSI, met to review the terms of the New Advisory Agreement and to consider its possible effects on the Funds. In deciding to prepare the New Advisory Agreement, the board considered the services performed by MFSI. The board noted that each of the Funds has enjoyed better than average investment performance under MFSI's management, comparing the performance of each Fund to an appropriate market index and to groups of generally comparable mutual funds as shown by various ratings and rankings by third parties.

     The board also discussed the level of profit realized or loss suffered by MFSI from its relationship to the Funds, concluding that, at their present levels of assets, none of the Funds were profitable to MFSI. In considering profitability, the board took into account benefits to MFSI other than its management fee, including the extent to which brokerage commissions paid by the Funds were used to acquire research used by MFSI in serving the Funds and MFSI's other clients and brokerage commissions received by an affiliate of MFSI on Fund portfolio transactions. See "Other Information - Portfolio Transactions."

     The board also considered whether the fees and expense ratios of the Fund, as proposed under the New Agreement, would be competitive with the fees and expense ratios of similar funds.

     After consideration of the above, and such other factors and information as they deemed relevant, the board of trustees, including all trustees who are not "interested persons" of the Trust or MFSI (as such term is defined by the 1940
Act), unanimously approved the New Advisory Agreement for each Fund and voted to recommend its approval by the Funds' shareholders.

WHAT INFORMATION SHOULD I KNOW ABOUT MFSI?

     MFSI is controlled by Robert S. Bacarella, who owns 71% of its outstanding shares. Mr. Bacarella is MFSI's chairman and chief executive officer. Albert A. Pisterzi is president and chief operating officer of MFSI.

     MFSI has been in the business of investment management since 1986, managing assets for mutual funds, individuals, pension plans and other investors. At September 30, 1996, MFSI managed assets of more than $333 million.

     MFSI also serves as investment advisor to Monetta Fund, Inc., a mutual fund with an investment objective similar to that of Mid-Cap Fund and Large-Cap Fund, but investing in small capitalization companies. At September 30, 1996, Monetta Fund, Inc. had total assets of approximately $269 million. The annual rate of management fee paid by Monetta Fund, Inc. is 1% of average daily net assets.

WHAT IS THE REQUIRED VOTE AND WHAT HAPPENS IF THE SERVICE AND DISTRIBUTION PLAN OR THE NEW ADVISORY AGREEMENT IS NOT APPROVED?

     The favorable vote of a majority of the outstanding voting securities of a Fund, as defined in the 1940 Act, is required to approve the New Advisory Agreement for that Fund. As defined in the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (a) 67% of the Fund's shares present at a meeting of shareholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or (b) more than 50% of the Fund's outstanding shares.

     The New Advisory Agreement and the Service and Distribution Plan will only be implemented for a Fund if both are approved by shareholders of that Fund. If either the New Advisory Agreement or the Plan is not approved by shareholders of a Fund (or neither one is approved), the Old Advisory Agreement will remain in effect for that Fund.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT FOR EACH FUND.

                                  PROPOSAL 4

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON THIS PROPOSAL?

     The 1940 Act requires that the selection of an independent public accountant be submitted to a vote of the shareholders for ratification or rejection at the next meeting of the shareholders.

HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

     VOTE "FOR" THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS. The board of trustees, including all of the trustees who are not interested persons as defined by the 1940 Act, recommend that the Shareholders of the Trust ratify their selection of KPMG Peat Marwick LLP ("KPMG") as the Trust's independent public accountants.

WHAT INFORMATION SHOULD I KNOW ABOUT KPMG?

     KPMG has no direct or material indirect interest in the Trust. A representative of KPMG is not expected to be present at the Meeting, will have the opportunity to make a statement if desired and will be available to respond to appropriate questions.

WHAT IS THE REQUIRED VOTE?

     The favorable vote of a majority of the shares of the Trust present at the meeting in person or by proxy, provided a quorum is present, is required to ratify the selection of KPMG as independent accountants for the Trust.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                 OTHER MATTERS

     The management of the Trust is not aware of any other matters to be presented before the meeting. If any other matters should be properly presented, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

                               OTHER INFORMATION

EXECUTIVE OFFICERS OF THE TRUST

     The officers of the Trust are:

                              POSITIONS HELD       PRINCIPAL OCCUPATIONS
NAME                     AGE    WITH TRUST         AND OTHER AFFILIATIONS
----                     ---  --------------       ----------------------

Robert S. Bacarella       47   Trustee and     Chairman, Chief Executive Officer
                                President      and Director, MFSI, since October
                                               1, 1996; President and Director,
                                               MFSI, 1984 to September 1996;
                                               Secretary, Treasurer and
                                               Director, Monetta Brokerage,
                                               Inc., since 1987; President and
                                               Director, Monetta Fund, Inc.
                                               (registered investment company)
                                               since 1985. President and
                                               Director, Moretta Trust
                                               (registered investment company)
                                               since 1993.

Albert A. Pisterzi        56   Vice President  President and Director, MFSI,
                                               since October 1, 1996, Vice
                                               President, MFSI, January 1995 to
                                               September 1996; prior thereto,
                                               Director of Marketing, Harris
                                               Associates L.P. September 1988
                                               to January 1995.

John P. Rozinsky          58   Vice President  Vice President, MFSI, since May
                                               1991; Director, MFSI, May 1991 to
                                               February 1994; Secretary, MFSI,
                                               1991 - 1996; Treasurer, MFSI,
                                               1991 - 1994; Vice President,
                                               Monetta Trust, since 1993;
                                               Trustee, Monetta Trust, 1993 to
                                               November 1996; Vice President and
                                               Director, MBI, since January
                                               1990; Vice President, Monetta
                                               Fund, Inc., since 1985; Director,
                                               Monetta Fund, Inc., 1985 to
                                               November 1996.

Maria Cesario DeNicolo    47   Secretary and   Secretary, MFSI since October
                                 Treasurer     1996; Treasurer, MFSI, since
                                               February 1994; Controller, MFSI,
                                               since June 1992; Secretary,
                                               Monetta Trust, since 1993;
                                               Treasurer, Monetta Trust, since
                                               1994; Treasurer, Monetta Fund,
                                               since 1993; Chief Financial
                                               Officer, MBI, since 1995; Sole
                                               proprietor, Cesario DeNicolo
                                               C.P.A. and Associates, since May
                                               1990 to June 1993.


SHARE OWNERSHIP


Shares owned by MFSI, trustees and officers at October 31, 1996 were as follows:


                                         MFSI           TRUSTEES & OFFICERS (1)
                                  ------------------    -----------------------
                                                % OF                       % OF
                                  SHARES        FUND    SHARES             FUND
                                  ------        ----    ------             ----
MID-CAP FUND                       7,347        0.62%   41,972            3.54%

LARGE-CAP FUND                    10,004        7.56%    2,438            1.84%

BALANCED FUND                     28,805       23.58%    4,918            4.02%

INTERMEDIATE BOND FUND            72,474       28.02%    3,417            1.32%

GOVERNMENT MONEY MARKET FUND   1,306,475       19.59%  170,685            2.56%


Note 1 The share ownership for the trustees and officers as a group excludes the following shares owned by MFSI over which Mr. Bacarella exercises voting control; 7,347 shares of Mid-Cap Fund; 10,004 shares of Large-Cap Fund; 28,805 shares of Balanced Fund; 72,474 shares of Intermediate Bond Fund; and 1,306,475 shares of Government Money Market Fund. The share ownership for the trustees and officers as a group does include the following shares held in a 401k Plan for the employees of MFSI for which Mr. Bacarella is the Trustee of the plan and has voting control; 21,332 shares of Mid-Cap Fund; 1,349 shares of Large-Cap Fund; 1,225 shares of Balanced Fund; 3,417 shares of Intermediate Bond Fund; and 22,982 shares of Government Money Market Fund.

     No person was known by the Trust to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund other than MFSI or the trustees and officers as a group, as of October 31, 1996.

PORTFOLIO TRANSACTIONS

     MFSI has discretion to select brokers and dealers to execute portfolio transactions initiated by MFSI and to select the markets in which such transactions are to be executed. The primary responsibility regarding portfolio transactions is to seek the best combination of net price and execution for the Funds. When executing transactions for the Funds, MFSI will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission.

     Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, MFSI is authorized to consider "brokerage and research services" (as those terms are defined in Section 28 (e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Funds' asset values, and other information provided to the Funds or MFSI. MFSI is also authorized to cause the Funds to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. MFSI must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which MFSI exercises investment discretion. It is possible that certain of the services received by MFSI attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by MFSI.

     In valuing research services, MFSI makes a judgment of the usefulness of research and other information provided by a broker to MFSI in managing the Funds' investment portfolios. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part, the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to MFSI in advising the Funds.

     MFSI is the principal source of information and advice to the Funds and is responsible for making and initiating the execution of investment decisions by the Funds. However, the board recognizes that it is important for MFSI, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce the expenses of MFSI in providing management services to the Funds is not determinable. In addition, it is understood by the respective board that other clients of MFSI might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from the information obtained by MFSI in performing services for others.

     Although investment decisions for the Funds are made independently from those for other investment advisory clients of MFSI, it may develop that the same investment decision is made for a Fund and one or more other advisory clients. If a Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

     The board of trustees of the Trust has determined that portfolio brokerage transactions for the Trust may be executed through a broker-dealer affiliated with MFSI if, in the judgment of MFSI, the use of the affiliated is likely to result in prices and execution at least as favorable to the Funds as those available from other qualified brokers and, if, in such transaction, the affiliated broker charges the Fund commission rates consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. The board of trustees of the Trust, including a majority of the trustees who are not "interested" trustees, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. The Funds will not effect principal transactions with the affiliated broker. Notwithstanding this authorization, no Fund executed transactions through the affiliated broker during 1995 or the six months ended June 30, 1996.

SOLICITATION OF PROXIES

     Proxies will be solicited by the board of trustees, and the cost of solicitation will be paid by MFSI. Additional solicitation may be made by mail, personal interview, telephone and telegraph by officers of the Trust or by principals or employees of MFSI, none of whom will receive any additional compensation for that service. The Trust has also engaged Shareholder Communications Corporation ("SCC") to render proxy solicitation services at a fee estimated at $7,500 plus certain expenses, all of which will be paid by MFSI. As the meeting date approaches, certain shareholders of the Funds may receive a call from a representative of SCC if the Trust has not yet received their vote. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Trust believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is, and that the voting instructions of the shareholder are, accurately determined. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable laws. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Trust, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram which confirms the shareholder's vote and asks the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in such confirmation.

     If a shareholder wishes to participate in the meeting of shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

     The Trust will inquire of any record holder known to be a broker, bank or other nominee as to whether other persons were the beneficial owners of shares held of record by such persons. If so, the Trust will supply additional copies of solicitation materials for forwarding to beneficial owners, and MFSI will reimburse the nominee for reasonable out-of-pocket costs.

QUORUM; VOTING AT THE MEETING AND ADJOURNMENT

     A quorum of shareholders is required to take action at the meeting. Thirty percent of the shares entitled to vote at the meeting, represented in person or by proxy, will constitute a quorum. Abstentions and "broker non-votes" (as hereinafter defined) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. "Broker non-votes" are shares held by a broker or nomineee for which an executed proxy is received by the Trust, but which are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nomineee does not have discretionary voting power. The inspectors of election will determine whether or not a quorum is present at the meeting.

     In the event that sufficient votes to approve any proposal are not received, the persons named as proxy agents may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any decision to adjourn the meeting will be made by vote of the shares present at the meeting, in person or by proxy, whether or not a quorum is present. Proxies will be voted in favor of adjournment as to any item of business for which there are not enough shares present at the meeting to take action. If sufficient shares are present to constitute a quorum for purposes of an item of business, but insufficient votes have been cast in favor of the item to approve it, proxies will be voted in favor of adjournment only if the board of trustees determines that adjournment and additional solicitation is reasonable and in the best interest of the shareholders of the Funds, taking into account the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. A vote may be taken on any of the proposals in this proxy statement for any Fund prior to any adjournment if sufficient votes have been received for approval with respect to that Fund.

SHAREHOLDER MEETINGS AND PROPOSALS

     Pursuant to Massachusetts law, the Declaration and Agreement of Trust and Bylaws of the Trust, the Trust is not required to hold an annual meeting of shareholders. Future meetings of shareholders will be held when and as determined necessary by the board of trustees and in accordance with the 1940 Act. A shareholder desiring to submit a proposal for presentation at a meeting of shareholders should send the proposal to the offices of the Trust, 1776-A South Naperville Road, Suite 207, Wheaton, Illinois 60187

     IF YOU CANNOT BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     BY ORDER OF THE BOARD OF TRUSTEES:

                                            Robert S. Bacarella
                                            President

                                                                       EXHIBIT A

                                 MONETTA TRUST

                         SERVICE AND DISTRIBUTION PLAN


     This Service and Distribution Plan (the "Plan") is adopted by Monetta Trust, a Massachusetts business trust (the "Company"), with respect to the Monetta Small-Cap Fund, Monetta Mid-Cap Fund, Monetta Large-Cap Fund, Monetta Balanced Fund, Monetta Intermediate Bond Fund and Monetta Government Money Market Fund (each, a "Fund" and collectively, the "Funds"), each of which is a series of the Trust, pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), subject to the following terms and conditions:

SECTION 1.    PAYMENTS BY THE FUNDS.

     (a) Compensation to Service Organizations. Any officer of the Trust is authorized to execute and deliver, in the name and on behalf of the Trust, written agreements in substantially the form attached hereto or in any other form duly approved by the Board of Trustees of the Trust ("Servicing Agreements") with financial institutions such as banks, securities dealers or other industry professionals, including, but not limited to, investment advisers, accountants, and estate planning firms ("Service Organizations") who perform services for the holders of each Fund's shares. Such Servicing Agreements shall require the Service Organizations to provide services on behalf of the applicable Fund as set forth therein to their customers who beneficially own Fund shares in consideration of fees ("Service Fees") to be paid by the Trust on behalf of the Fund, computed daily and paid monthly in the manner set forth in the Servicing Agreements, at an annual rate not to exceed (i) for Monetta Government Money Market Fund, 0.10% of the average daily net asset value of Monetta Government Money Market Fund shares held by a Service Organization on behalf of its customers and (ii) for each Fund other than Monetta Government Money Market Fund, 0.25% of the average daily net asset value of shares of that Fund held by a Service Organization on behalf of its customers. Service Fees in excess of the limits provided in the preceding sentence, if any, shall not be paid by the Trust on behalf of a Fund, but may be paid by the Funds' investment adviser or distributor as provided in Section 2 of this Plan.

     (b) Distribution-Related Expenses. In addition to the Service Fees described in subparagraph (a), above, a Fund shall pay other distribution-related expenses, including but not limited to: advertising, direct mail and promotional expenses; the fees and expenses of the Fund's distributor pursuant to the distribution agreement among the Trust, the distributor and the Funds' investment adviser; compensation to and expenses, including overhead and telephone and other communication expenses, of a distributor, service organization and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts, fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders, the costs of preparing, printing and distributing sales literature and advertising materials; and the costs of registration or notification under state securities laws; provided that in no event shall the sum of the Service Fees paid by a Fund pursuant to subparagraph (a) and distribution-related expenses paid by that Fund pursuant to this subparagraph (b) exceed the annual rate shown below, in each case expressed as a percentage of the Fund's average daily net assets:

FUND                                             LIMIT ON PLAN EXPENSES

Monetta Small-Cap Equity Fund                             0.25%

Monetta Mid-Cap Equity Fund                               0.25%

Monetta Large Cap Equity Fund                             0.25%

Monetta Balanced Fund                                     0.25%

Monetta Intermediate Fund                                 0.25%

Monetta Government Money Market Fund                      0.10%

Distribution-related expenses in excess of the overall limit on plan expenses shown in foregoing table may be paid by the Funds' investment adviser or distributor from their own resources, but shall be deemed to have been paid pursuant to this Plan.

     (c) Allocation of Expenses Among Funds. All expenses incurred by the Trust in connection with a Servicing Agreement and the implementation of this Plan with respect to a particular Fund shall be borne entirely by the holders of shares of that Fund.

     SECTION 2.  PAYMENTS BY THE FUNDS' INVESTMENT ADVISER OR DISTRIBUTOR.

     Pursuant to the Plan, the Funds' investment adviser or distributor (i) may make payments in addition to the Service Fees to be paid by a Fund to Service Organizations for providing the various services described in Servicing Agreements and (ii) provide payments for sales, marketing and distribution services and expenses, including the distribution of sales literature and advertising provided by the distributor of Fund shares. Payments made by the Funds' investment adviser or distributor, respectively, shall be made from their own resources, but shall be deemed to have been paid pursuant to the Plan.

     SECTION 3.  APPROVAL BY SHAREHOLDERS.

     The Plan will not take effect with respect to a Fund, and no amounts will be payable in accordance with Section 1 of the Plan, until the Plan has been approved by a vote of at least a majority of the outstanding voting securities of the Fund.

     SECTION 4.  APPROVAL BY TRUSTEES.

     Neither the Plan nor any related agreements will take effect with respect to a Fund until approved by a majority vote of both (a) the full Board of Trustees of the Trust and (b) those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and the related agreements.

     SECTION 5.  CONTINUANCE OF THE PLAN.

     The Plan will continue in effect from year to year with respect to a Fund, so long as its continuance is specifically approved annually by vote of the Trust's Board of Trustees in the manner described in Section 4 above.

     SECTION 6.  TERMINATION.

     The Plan may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

     SECTION 7.  AMENDMENTS.

     The Plan may not be amended with respect to a Fund to increase materially the amount of the fees described in Section 1 above, unless the amendment is approved by a vote a majority of the outstanding voting securities of the Fund, and all material amendments to the Plan must also be approved by the Trust's Board of Trustees in the manner described in Section 4 above.

     SECTION 8.  SELECTION OF CERTAIN TRUSTEES.

     While the Plan is in effect, the selection and nomination of the Trust's Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

     SECTION 9.  WRITTEN REPORTS.

     In each year during which the Plan remains in effect with respect to a Fund, the Fund's investment adviser will prepare and furnish to the Trust's Board of Trustees, and the Board will review, at least quarterly, written reports, complying with the requirements of the Rule, that set out the amounts expended under the Plan relating to the Fund and the purposes for which those expenditures were made.

     SECTION 10.  PRESERVATION OF MATERIALS.

     The Trust will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 9 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

     SECTION 11.  MEANINGS OF CERTAIN TERMS.

     As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Trust under the 1940 Act by the Securities and Exchange Commission.

Dated:  February 1, 1997

                                                                       EXHIBIT B
                                 MONETTA TRUST

                         INVESTMENT ADVISORY AGREEMENT


     This investment advisory agreement is made as of the 1st day of February, 1997, between MONETTA TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company (the "Trust"), and MONETTA FINANCIAL SERVICES, INC., a Delaware corporation registered under the Investment Advisers Act of 1940 as an investment adviser (the "Adviser").

     The Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets.

     The Trust is now authorized to offer shares in six series: Monetta Small-Cap Equity Fund, Monetta Mid-Cap Equity Fund, Monetta Large Cap Equity Fund, Monetta Balanced Fund, Monetta Intermediate Bond Fund and Monetta Government Money Market Fund, which are referred to in this Agreement individually as a "Fund" and together as the "Funds". The term "Funds" also means the Funds and any other series of the Trust that has become a "Fund" under paragraph 1(b) of this Agreement.

     The Trust and the Adviser agree:

     1. Appointment of Adviser. (a) The Trust appoints the Adviser to act as manager and investment adviser to the Funds for the period and on the terms provided in this Agreement. The Adviser accepts that appointment and agrees to provide the services described in this Agreement, for the compensation provided in paragraph 6.

          (b) If the Trust establishes one or more series of shares other than the Funds with respect to which it wants to appoint the Adviser as manager and investment adviser under this Agreement, it shall notify the Adviser in writing, indicating the advisory fee which will be payable with respect to the additional series of shares. If the Adviser is willing to accept that appointment, it shall notify the Trust in writing, whereupon such series of shares shall become a Fund hereunder.

     2. Services of Adviser. (a) The Adviser shall manage the investment and reinvestment of the assets of each Fund and the general business affairs of each Fund and of the Trust, subject to the supervision of the board of trustees of the Trust. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning each Fund in the Trust's Agreement and Declaration of Trust, bylaws and registration statements under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), and to the provisions of the Internal Revenue Code applicable to the Trust as a regulated investment company. The Adviser shall be deemed for all purposes to be an independent contractor and not an agent of the Trust or the Funds, and unless otherwise expressly provided or authorized, shall have no authority to act or represent the Trust or the Funds in any way.

          (b) The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of each Fund with brokers or dealers selected by the Adviser, although each Fund will pay the brokerage commissions on its portfolio transactions in accordance with Paragraph 4. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available for any transaction. The Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

          (c) To the extent contemplated by the Trust's registration statement under the 1933 Act, in evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for that Fund.

     3. Services other than as Adviser. The Adviser (or an affiliate of the Adviser) may act as broker for a Fund in connection with the purchase or sale of securities by or to a Fund if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust. Such brokerage services are not within the scope of the duties of the Adviser under this agreement, and, within the limits permitted by law and the trustees, the Adviser (or an affiliate of the Adviser) may receive brokerage commissions, fees or other remuneration from a Fund or the Trust for such services in addition to its fee for services as Adviser. Within the limits permitted by law, the Adviser may receive compensation from the Trust for other services performed by or for the Trust which are not within the scope of the duties of the Adviser under this agreement.

     4. Expenses to be paid by Adviser. The Adviser shall furnish to the Trust, at its own expense, all office space, facilities, equipment and personnel necessary to provide the services set forth in paragraph 2 above. The Adviser shall also assume and pay all other expenses incurred by it in connection with managing the assets of the Funds, all expenses of marketing shares of the Funds under the 1933 Act and of qualifying and maintaining qualification or notification of shares of the Funds under the securities laws of such United States jurisdictions as the Funds may from time to time reasonably designate, except to the extent such expenses are paid by a Fund pursuant to any plan as in effect from time to time pursuant to rule 12b-1 under the 1940 Act; all expenses in determination of daily price computations, placement of securities orders and related bookkeeping; and all other expenses of the Funds not allocated to the Trust pursuant to section 5.

     5. Expenses to be paid by the Trust. The Trust shall pay the fees of the Adviser pursuant to section 6; all expenses pursuant to any plan as in effect from time to time adopted pursuant to rule 12b-1 under the 1940 Act; all charges of depositories, custodians and other agencies for the safekeeping and servicing of cash, securities and other property of the Funds and of their transfer agents and registrars and their dividend disbursing and redemption agents, if any; all compensation of trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust; all taxes and corporate fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all expenses of printing and mailing certificates for shares of the Funds, if any; all costs of borrowing money by the Funds; and all extraordinary expenses, including litigation expenses, not incurred in the ordinary course of the Funds' operations. In addition to the payment of expenses, the Trust shall also pay all brokers' commissions and other charges relative to the purchase and sale of portfolio securities of the Funds.

     6. Compensation of Adviser. (a) For the services to be provided and the expenses to be assumed and to be paid by the Adviser hereunder, the Trust shall pay to the Adviser, solely out of assets of each Fund, a monthly fee, based upon the average net assets of each Fund, which shall be computed as of the close of business each day and accrued daily, at the annual rate set forth below:

                             ADVISORY FEE SCHEDULE

                 Fee Rate as a Percentage of Average Net Assets
                 ----------------------------------------------

     Monetta Small-Cap Equity Fund                              0.75%
     Monetta Mid-Cap Equity Fund                                0.75%
     Monetta Large Cap Fund                                     0.75%
     Monetta Balanced Fund                                      0.40%
     Monetta Intermediate Bond Fund                             0.35%
     Monetta Government Money Market Fund                       0.20%

     7. Limitation of expenses of any Fund. The Adviser may, from time to time, undertake to limit the expenses of a Fund by agreeing for a stated period of time (which may be a period containing until terminated by the Adviser on not less than [60] days' notice to the Trust) to reimburse such Fund for sums expended for expenses in excess of a stated amount or percentage of assets, or assuming for a stated period of time (which may be a period containing until terminated by the Adviser on not less than [60] days' notice to the Trust) an obligation to pay an expense that would otherwise be paid by the Trust pursuant to paragraph 5 of this Agreement. Any such undertaking shall be in writing and shall be considered a part of this Agreement.

     8. Services of Adviser not Exclusive. The services of the Adviser to the Trust hereunder are not exclusive, and the Adviser is free to provide similar services to others so long as its services under this agreement are not impaired by such other activities.

     9. Liability of Adviser. The Adviser shall not be liable to the Trust or its shareholders for any loss suffered by the Trust or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the partners, employees or agents of the Adviser, in connection with or pursuant to this agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this agreement.

     10. Liability of Trust. The obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust of the Trust.

     11. Use of Adviser's name. The Trust and the Funds may use the name "Monetta Trust" or any other name derived from the name "Monetta" only for so long as this agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Adviser as investment adviser. At such time as this agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Trust will (by amendment of its Agreement and Declaration of Trust, if necessary) cease to use, in its name and in the names of the Funds, any name derived from the name "Monetta", any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Adviser, or with any organization which shall have succeeded to the Adviser's business as investment adviser. The consent of the Adviser to the use of such names by the Trust shall not prevent the Adviser's permitting any other enterprise, including another investment company, to use such name or names.

     12. Duration and renewal. (a) Unless terminated as provided in section 13, this agreement shall become effective with respect to the Initial Funds on the date hereof and, with respect to any additional Fund, on the date of receipt by the Trust of notice from the Adviser in accordance with Paragraph 1 (b) hereof that the Adviser is willing to serve as Adviser with respect to such Fund. Unless terminated has herein provided, this Agreement shall remain in full force and effect until February 1, 1999, with respect to the Funds and shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually (i) by either the trustees or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of such Fund, and (ii) in either event by the vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     (b) Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of any Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected thereby, and (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

     13. Termination. This Agreement may be terminated with respect to a Fund at any time, without payment of any penalty, by vote of the trustees or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of that Fund, or by the Adviser on sixty (60) days' written notice to the other party. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act).

     14. Amendment. This agreement may not be amended as to a Fund without the affirmative vote (a) of a majority of those trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust and (b) of the holders of a majority of the outstanding shares of that Fund.

                                      MONETTA TRUST



                                      By:
                                         --------------------------------
                                                Robert S. Bacarella
                                                     President


                                      MONETTA FINANCIAL SERVICES, INC.


                                      By:
                                         --------------------------------
                                                Albert A. Pisterzi
                                                     President

                                 MONETTA TRUST

                          Monetta Mid-Cap Equity Fund
                         Monetta Large-Cap Equity Fund
                             Monetta Balanced Fund
                        Monetta Intermediate Bond Fund
                     Monetta Government Money Market Fund

                        Special Meeting of Shareholders

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


          The undersigned hereby appoints [Robert S. Bacarella], [Albert A. Pisterzi] and [Maria Cesario DeNicolo] or any of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 1777 South Blanchard, Wheaton, Illinois 60187 at 9:00 a.m. on Tuesday, January 28, 1997, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting of Shareholders, dated December_, 1996, receipt of which is hereby acknowledged.

                                       DATED:_________________1996

                                       ________________________________________
                                       (Please sign exactly as appears at left)

                                       _______________________________________
                                       (If stock is owned by more than one
                                       person, all owners should sign. Persons signing as guardians, administrators, trustees or in other capacities should so indicate).

--------------------------------------------------------------------------------------------------------------------

Shares represented by this proxy will be voted as directed by the shareholder. Please circle your choice. IF NO DIRECTION IS
SUPPLIED, THE PROXY WILL BE VOTED FOR PROPOSALS 1,2,3 AND 4.

1.   ELECTION OF DIRECTORS:                                     FOR all nominees listed                     WITHHELD
     Robert S. Bacarella, John W. Bakos, John L. Guy,           (except as marked to the
     Jr., Mark F. Ogan, Albert A. Pisterzi                      contrary below)
     Richard D. Russo and William M. Valiant
     (Instructions: To withhold vote for any
     individual nominee, print that nominee's
     name on the line below:

     ------------------------------

2.   To approve the proposed Service and Distribution           FOR         AGAINST                         ABSTAIN
     Plan adopted pursuant to Rule 12-1 of the
     Investment Company Act of 1940.

3.   To approve a proposed new investment                       FOR         AGAINST                         ABSTAIN
     advisory agreement reducing the adviser's fee
     between the Trust, on behalf of each Fund, and
     Monetta Financial Services, Inc., each Fund's
     investment adviser.

4.   To ratify the selection of KPMG Marwick LLP                FOR         AGAINST                         ABSTAIN
     as independent accountants for the Trust.

5. In their discretion on such other matters as may properly come before the meeting or any adjournment thereof.